UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2016 (January 21, 2016)

Lucas Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Gears Road, Suite 780, Houston, Texas	77067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 528-1881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure

On Thursday, January 21, 2016 at 11:00 a.m. Eastern Time (10:00 a.m. Central Time), Lucas Energy, Inc. (the “Company”, “we” and “us”) will hold a conference call to discuss the recent announcement of the proposed acquisition of oil and natural gas properties in the Hunton play in the Mid-Continent region in addition to the new strategic direction and rebranding of the Company. There is a PowerPoint presentation which will accompany the call, a copy of which is furnished herewith as Exhibit 99.1 (the “Presentation”).  The Presentation will also be posted on the Company’s website just prior to the call.  Investors may listen to the conference call by phone or via audio webcast as described below:

By Phone:
Dial 1-877-404-9648 or 412-902-0030 (international) at least 10 minutes before the call. A telephone replay will be available through January 28, 2016, by dialing 1-877-660-6853 or 1-201-612-7415 (international) and using the conference ID 13628567.

By Webcast:
Visit the Company Information page under the Investor Relations section of the Company’s website at www.lucasenergy.com. Please log on at least 10 minutes early to register and download any necessary software.  A replay will be available shortly after the call.

The information responsive to Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this Report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

Item 8.01     Other Events.

Item 7.01 above is incorporated by reference in this Item 8.01.

Item 9.01.      Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

99.1*	PowerPoint Presentation

* Furnished herewith.

Important Information

In connection with the proposed acquisition of the assets described in greater detail in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 31, 2015, the Company plans to file a registration statement and proxy statement with the Securities and Exchange Commission. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document the Company may file with the SEC in connection with the proposed transaction. Prospective investors are urged to read the registration statement and the proxy statement, when filed as they will contain important information. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Lucas Energy, Inc. Prospective investors may obtain free copies of the registration statement and the proxy statement, when filed, as well as other filings containing information about Lucas Energy, Inc., without charge, at the SEC’s website (www.sec.gov). Copies of Lucas Energy, Inc.’s SEC filings may also be obtained from Lucas Energy, Inc. without charge at Lucas Energy, Inc.’s website (www.lucasenergy.com) or by directing a request to Lucas Energy, Inc. at (713) 528-1881. This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

INVESTORS SHOULD READ THE REGISTRATION STATEMENT AND PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE ACQUISITION.

Participants in Solicitation

Lucas Energy, Inc. and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed acquisition. Information regarding Lucas Energy, Inc.’s directors and executive officers is available in Lucas Energy, Inc.’s Annual Report on Form 10-K for the year ended March 31, 2015 filed with the SEC on July 14, 2015 and Lucas Energy, Inc.’s definitive proxy statement on Schedule 14A, filed with the SEC on February 9, 2015. Additional information regarding the interests of such potential participants will be included in the registration statement and proxy statement to be filed with the SEC by Lucas Energy, Inc. in connection with the proposed acquisition and in other relevant documents filed by Lucas Energy, Inc. with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

Certain statements in this communication regarding the proposed acquisition are “forward-looking” statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. These forward-looking statements, which are subject to risks, uncertainties and assumptions about Lucas Energy, Inc. and the Assets, may include projections of their respective future financial performance, their respective anticipated growth strategies and anticipated trends. These statements are only predictions based on current expectations and projections about future events. There are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the risk factors set forth in Lucas Energy, Inc.’s most recent reports on Form 10-K, Form 10-Q and other documents on file with the SEC and the factors given below:

•	failure to obtain the approval of stockholders of Lucas Energy, Inc. in connection with the proposed transaction;

•	the dilution associated with the shares issuable upon closing the acquisition;

•	risks associated with the debt to be assumed at closing;

•	the failure to consummate or delay in consummating the proposed transaction for other reasons;

•	the timing to consummate the proposed transaction;

•	the risk that a condition to closing of the proposed transaction may not be satisfied;

•	the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;

•	Lucas Energy, Inc.’s ability to achieve the synergies and value creation contemplated by the proposed transaction;

•	the ability of Lucas Energy, Inc. to effectively integrate the assets acquired; and

•	the diversion of management time on transaction-related issues.

Lucas Energy, Inc.’s forward-looking statements are based on assumptions that Lucas Energy, Inc. believes to be reasonable but that may not prove to be accurate. Lucas Energy, Inc. cannot guarantee future results, levels of activity, performance or achievements. Lucas Energy, Inc. assumes no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCAS ENERGY, INC.

By: /s/ Anthony C. Schnur
Name: Anthony C. Schnur
Title: Chief Executive Officer

Date: January 21, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1*	PowerPoint Presentation

* Furnished herewith.